Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 2 to Registration Statement No. 333-38070 on Form N-1A of our reports dated May 10, 2002 for Mercury Small Cap Value Fund, Inc. (the “Fund”) and Master Small Cap Value Trust, both appearing in the March 31, 2002 Annual Report of the Fund, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York July 19, 2002